UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2018

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 30, 2018, CIM Commercial Trust Corporation (the “Company”) received two letters from the NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with certain Nasdaq Listing Rules described below.  The Company immediately addressed the concerns raised in these two letters and, on February 2, 2018, the Company received written notification from Nasdaq stating that the Company is in compliance with such Nasdaq Listing Rules.

The two letters received on January 30 stated that for the previous thirty consecutive business days, (i) the bid price for the Company’s Series L Preferred Stock, $0.001 par value per share (the “Series L Preferred Stock”), had closed below the minimum $1.00 per share pursuant to Nasdaq Listing Rule 5460(a)(3) (“Bid Price Rule”) and (ii) the market value of publicly held shares of Series L Preferred Stock based on that was below the $1 million minimum pursuant to Nasdaq Listing Rule 5460(a)(2) (“Market Value Rule”).  In each case, the Company was provided a period of 180 calendar days from the date of such notice in which to regain compliance.

As disclosed in the prospectus relating to the Series L Preferred Stock, the Series L Preferred Stock is dually-listed on Nasdaq and the Tel Aviv Stock Exchange (the “TASE”) and was expected to trade little, if any, on Nasdaq.  The Series L Preferred Stock has always maintained on the TASE a bid price well in excess of $1.00 per share and a market value of publicly held shares well in excess of $1 million.  However, market data from trading of the Series L Preferred Stock on the TASE is not taken into account for purposes of Nasdaq’s Bid Price Rule and Market Value Rule.

The letter received on February 2 stated that the Company is now in compliance with Nasdaq’s Bid Price Rule and Market Value Rule.  Accordingly, Nasdaq and the Company consider the matters raised in the two January 30 letters closed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 5, 2018

CIM COMMERCIAL TRUST CORPORATION

	By:	/s/ David Thompson
David Thompson, Chief Financial Officer

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